SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                  FORM 8-K/A

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): October 25, 2002

                             OAK TECHNOLOGY, INC.
            (Exact name of registrant as specified in its charter)

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             Delaware               0-25298              77-0161486
             --------               -------              ----------
  (State or other jurisdiction    (Commission         (I.R.S. Employer
         of incorporation)        File Number)       Identification No.)

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                               1390 Kifer Road
                          Sunnyvale California 94086
         (Address of principal executive offices, including zip code)

      Registrant's telephone number, including area code: (408) 523-6500


        (Former name or former address, if changed since last report.)





     This Amendment No. 1 on Form 8-K/A (this "Amendment") hereby amends Item 7 of the Current Report on Form 8-K filed on October 30, 2002 by Oak Technology, Inc., a Delaware corporation ("Oak"), relating to the acquisition of TeraLogic, Inc., a Delaware corporation ("TeraLogic"). Oak is filing this Amendment to include the historical financial information required with respect to TeraLogic and the pro forma financial information required with respect to the acquisition of TeraLogic. The following financial statements required by Item 7 are filed as part of this Amendment.


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Item 7. Financial Statements and Exhibits.


     (a) Financial Statements of Business Acquired.

     The required financial statements are included hereto as Exhibit 99.2.


     (b) Pro Forma Financial Information.

     The required pro forma financial information is included hereto as Exhibit 99.3.


     (c) Exhibits

     The following exhibits are filed herewith:

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2.1   Agreement and Plan of Merger dated as of October 7, 2002, by and among
      Oak Technology, Inc., Optic Acquisition Corp. and TeraLogic, Inc. (Incorporated by reference to Exhibit 2.1 filed with Oak's Form 8-K (SEC File No. 000-25298) on October 8, 2002)

2.2 First Amendment to the Agreement and Plan of Merger, dated as of October 25, 2002, by and among Oak Technology, Inc., Optic Acquisition Corp. and TeraLogic, Inc. (1)

23.1  Consent of Independent Accountants

99.1  Press Release of the Company, dated October 25, 2002.(1)

99.2  Financial Statements of TeraLogic, Inc.

99.3  Pro Forma Financial Information

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(1) Incorporated by reference to exhibits to the Current Report on Form 8-K filed on October 30, 2002
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         OAK TECHNOLOGY, INC.

Date: January 06, 2003   By: /s/   YOUNG K. SOHN
                            ----------------------------
                             Young K. Sohn
                             Chairman of the Board of Directors, President and Chief Executive Officer



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                                 EXHIBIT INDEX

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Exhibit
Number                             Description
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
2.1 Agreement and Plan of Merger dated as of October 7, 2002, by and among Oak Technology, Inc., Optic Acquisition Corp. and TeraLogic, Inc. (Incorporated by reference to Exhibit 2.1 filed with Oak's Form 8-K (SEC File No. 000-25298) on October 8, 2002)

2.2 First Amendment to the Agreement and Plan of Merger, dated as of October 25, 2002, by and among Oak Technology, Inc., Optic Acquisition Corp. and TeraLogic, Inc. (1)

23.1  Consent of Independent Accountants

99.1  Press Release of the Company, dated October 25, 2002 (1)

99.2  Financial Statements of TeraLogic, Inc.

99.3  Pro Forma Financial Information

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(1) Incorporated by reference to exhibits to the Current Report on Form 8-K filed on October 30, 2002
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